UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d)

of The Securities Exchange Act of 1934

February 3, 2015

Date of Report (Date of earliest event reported)

PennantPark Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-00736	20-8250744
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 15th Floor, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

212-905-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On February 3, 2015, PennantPark Investment Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) and submitted two matters to the vote of stockholders. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 26, 2014. As of December 1, 2014, the record date, 75,092,911 shares of common stock were eligible to vote. A summary of the matters voted upon by the stockholders is set forth below.

Proposal 1. The named Proxies for the Company’s stockholders approved an adjournment of the meeting to allow the polls to remain open until 9:30 a.m. on February 24, 2015 to solicit additional votes for the proposal to elect two Class II directors of the Company, each of whom will serve until the 2018 Annual Meeting, or until his successor is duly elected and qualifies. The meeting will be reconvened at the offices of Dechert LLP, located at 1095 Avenue of the Americas, New York, New York, on February 24, 2015, at 9:30 a.m.

Proposal 2. The Company’s stockholders ratified the selection of McGladrey LLP to serve as the Company’s independent registered public accounting firm for the year ending September 30, 2015.

The voting results as of February 3, 2015, as certified by the inspector of election, are set forth below:

	For	Against	Abstain
	63,237,105	766,732	461,879
% of Shares Voted	98.09%	1.19%	0.72%

On February 3, 2015, the Company held a special meeting of stockholders (the “Special Meeting”) and submitted one matter to the vote of the stockholders. The proposal is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 26, 2014. As of December 1, 2014, the record date, 75,092,911 shares of common stock were eligible to vote. A summary of the matter voted upon by the stockholders is set forth below.

Proposal 1. The Company’s stockholders approved a proposal to authorize flexibility for the Company, with the approval of its Board of Directors, to sell shares of its common stock during the next 12 months at a price below its then current net asset value per share, subject to certain limitations as described the proxy statement. The voting results, as certified by the inspector of election, are set forth below:

	For	Against	Abstain
With Affiliates	29,342,456	9,147,984	545,484
% of Shares Voted	75.17%	23.43%	1.40%
Without Affiliates	28,389,867	9,147,984	545,484
% of Shares Voted	74.55%	24.02%	1.43%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PennantPark Investment Corporation

Date: February 6, 2015	/s/ AVIV EFRAT
Aviv Efrat
Chief Financial Officer & Treasurer